Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including additional amendments thereto) with respect to the shares of Common Stock, $0.01 par value, of Forum Energy Technologies, Inc., a Delaware corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: January 16, 2024

SLOTTING REMAINCO LIMITED PARTNERSHIP, by SLOTTING REMAINCO (GP) INC., its General Partner

By:	/s/ Brad Gamroth
Name:	Brad Gamroth
Title:	Chief Financial Officer

SLOTTING REMAINCO (GP) INC.

By:	/s/ Brad Gamroth
Name:	Brad Gamroth
Title:	Chief Financial Officer

By:	/s/ Kevin Nugent
Name:	Kevin Nugent

Signature Page to Joint Filing Agreement to Schedule 13G (Regarding Forum Energy Technologies, Inc.)

CHARLESBANK CAPITAL PARTNERS, LLC

By:	/s/ Jerome McCluskey
Name:	Jerome McCluskey
Title:	Managing Director, General Counsel and Chief Compliance Officer

CHARLESBANK EQUITY FUND VIII GP, LIMITED PARTNERSHIP
By: Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Jerome McCluskey
Name:	Jerome McCluskey
Title:	Managing Director, General Counsel and Chief Compliance Officer

CHARLESBANK EQUITY FUND VIII, LIMITED PARTNERSHIP
By:	Charlesbank Equity Fund VIII GP, Limited Partnership, its General Partner
By:	Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Jerome McCluskey
Name:	Jerome McCluskey
Title:	Managing Director, General Counsel and Chief Compliance Officer

CBDD INVESTMENTS, LLC
By:	Charlesbank Equity Fund VIII, Limited Partnership, its Manager
By:	Charlesbank Equity Fund VIII GP, Limited Partnership, its General Partner
By:	Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Jerome McCluskey
Name:	Jerome McCluskey
Title:	Managing Director, General Counsel and Chief Compliance Officer

Signature Page to Joint Filing Agreement to Schedule 13G (Regarding Forum Energy Technologies, Inc.)

AI RGL (LUXEMBOURG) S.A.R.L.

By:	/s/ Shanshan Ji
Name:	Shanshan Ji
Title:	Manager

By:	/s/ Frederic Francesconi
Name:	Frederic Francesconi
Title:	Manager

ADVENT INTERNATIONAL, L.P., By Advent International GP, LLC, its General Partner

By:	/s/ Ben Scotto
Name:	Ben Scotto
Title:	Vice President, Deputy Chief Financial Officer, Assistant Treasurer

ADVENT INTERNATIONAL GP, LLC

By:	/s/ Ben Scotto
Name:	Ben Scotto
Title:	Vice President, Deputy Chief Financial Officer, Assistant Treasurer

Signature Page to Joint Filing Agreement to Schedule 13G (Regarding Forum Energy Technologies, Inc.)